                                                                    EXHIBIT 23.1

                                                          [ARTHUR ANDERSEN LOGO]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Bank's previously filed registration statements on Form S-8, File Nos. 33-27899, 33-47899, 33-94104 and 333-56625.


/s/ Arthur Andersen


Boston, Massachusetts
March 23, 2000